UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07528

Insured Municipal Income Fund Inc.

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

51 West 52nd Street

New York, NY 10019-6114

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2007

Item 1. Reports to Stockholders.

Insured Municipal Income Fund Inc.

Semiannual Report

September 30, 2007

Insured Municipal Income Fund Inc.

November 15, 2007

Dear shareholder,

We are pleased to present you with the semiannual report for Insured Municipal Income Fund Inc. (the “Fund”) for the six months ended September 30, 2007.

Performance

Over the six months ended September 30, 2007, the Fund declined 0.32% on a net asset value basis and 0.65% on a market price basis. Over the same period, the median of the Fund’s peer group, the Lipper Insured Municipal Debt Funds (Leveraged) category declined 0.16% on a net asset value basis while the median declined 2.68% on a market price basis. Finally, the Fund’s benchmark, the Lehman Brothers Municipal Bond Index (the “Index”) returned 1.15% over the semiannual period. (For more performance information, please refer to “Performance at a glance” on page 6.)

The Fund continued to use leverage during the reporting period, which benefited absolute performance. As of September 30, 2007, leverage accounted for approximately 41% of the Fund’s total assets. Leverage magnifies returns on both the upside and on the downside.

An interview with Portfolio Manager Kevin McIntyre

Q.	How would you describe the economic environment during the reporting period?
A.	The economy picked up steam in the second and third quarters of 2007. Boosted by improving manufacturing activity and strong exports, gross domestic product growth—or “GDP,” representing the market value of all final goods and services produced within a country in a given period of time—was a solid 3.8% during the second quarter. The advance GDP estimate for the third quarter of 2007 rose slightly to 3.9%.

Despite this increase, the outlook for growth in the coming quarters is less robust. The combination of financial market volatility with tighter credit conditions, ongoing housing market troubles, and concerns over

Insured Municipal Income Fund Inc.

Investment goal:

High level of current income exempt from federal income tax, consistent with preservation of capital

Portfolio Manager:

Kevin McIntyre

UBS Global Asset Management (Americas) Inc.

Commencement:

June 8, 1993

NYSE symbol:

PIF

Dividend payments:

Monthly

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Insured Municipal Income Fund Inc.

subprime lending—the practice of making loans to borrowers who do not qualify for the best market interest rates because of their deficient credit history—is likely to impact both consumer and business spending.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment and issues in the subprime mortgage market?
A.	Fed Chairman Ben Bernanke initially indicated that the issues related to the subprime mortgage market would probably not impact the overall economy. During Mr. Bernanke’s remarks to Congress in late March 2007, he stated that subprime defaults were “likely to be contained.” However, as the fallout from subprime mortgages escalated, the Fed became more concerned about these issues. On July 18, the Chairman told Congress that “rising delinquencies and foreclosures are creating personal, economic and social distress for many homeowners and communities—problems that likely will get worse before they get better.”

As credit concerns mounted, the Fed provided greater amounts of liquidity to the market in order to facilitate normal market operations. In mid-August, the Fed lowered the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75%. Then, in mid-September, the Fed continued to take action by reducing the federal funds rate, bringing it down to 4.75%. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This was the first reduction in the federal funds rate since June 2003 following a series of 14 consecutive increases.

In its statement accompanying the September meeting, the Fed stated, “Economic growth was moderate during the first half of the year, but the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally. Today’s action is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time.” Citing many of the same reasons, on October 31, 2007—following the end of the reporting period—the Fed reduced the fed funds rate by another 25 basis points, bringing it to 4.50%.

Q.	How did the municipal bond market perform in this environment?
A.

Along with the taxable fixed income market, tax-free municipal bonds experienced periods of volatility during the reporting period. After trading in a fairly narrow range early in the year, Treasury yields then

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Insured Municipal Income Fund Inc.

moved higher in the second quarter of 2007. This was due to signs of economic strength and inflationary pressures. As the period progressed, the issues related to the subprime mortgage market triggered a significant flight to quality as investors were drawn to the safety of Treasury bonds. This caused both short- and long-term Treasury yields to fall sharply as their prices rose.

While municipal securities also saw their yields decline during this time, they did so to a lesser extent than their Treasury counterparts. All told, during the six-month reporting period, the overall taxable bond market outperformed the municipal bond market. During this time, the Lehman Brothers Bond Index and Lehman Brothers Municipal Bond Index returned 2.31% and 1.15%, respectively.

Q.	In general terms, how did you position the portfolio?
A.	Our duration strategy during the reporting period was to maintain a slightly shorter-than-neutral duration versus the Fund’s benchmark. (Duration is a measure of a fund’s sensitivity to interest rate changes and is related to the maturity of the bonds comprising the portfolio.)

In terms of yield curve positioning, we employed a modified “barbell” yield curve strategy at the beginning of the period. (The yield curve depicts the differences in bond yields that are due solely to differences in maturity.) In general, a “barbell strategy” outperforms when the yield curve flattens, while a “bullet strategy” outperforms when the yield curve steepens. In a barbell strategy, the maturities of the securities in a portfolio are concentrated at two ends of the yield curve, while a bullet strategy concentrates the maturities of the securities at one point on the yield curve. Consistent with the barbell strategy, we purchased shorter-term securities while also seeking out opportunities at the longer end of the yield curve, as we anticipated a flattening of the yield curve. When the yield curve became flatter during the period, the positioning enhanced results.

Later in the reporting period, we made a move to a bulleted strategy. We expected the yield curve to steepen, and began to purchase securities in the 10- and 15-year area of the yield curve. When the yield curve became steeper in June 2007, this strategy enhanced results.

In terms of credit quality, we increased the Fund’s exposure to AAA rated bonds and maintained an overweight to A and BBB rated bonds throughout the reporting period. This overweight position hurt performance following the flight to quality that occurred during the period. The Fund also maintained an overweight to callable bonds, relative to the Index, which benefited performance during the period.

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Insured Municipal Income Fund Inc.

Q.	From a sector standpoint, which positions were important for the Fund?
A.	Our research indicated that the water sector continued to generate attractive levels of revenue, and possessed greater earnings stability than some other sectors of the municipal market. Typically, these positive characteristics remain relatively intact, even in changing economic environments such as the current one. As a result, we held a meaningful exposure to this sector, which helped performance during the period. We continue to view the water sector’s prospects positively.

Over the course of the reporting period, we raised our exposure to bonds subject to the alternative minimum tax, or AMT bonds, from approximately 16% to 18%. AMT bonds typically offer higher yields but have less desirable tax characteristics. We purchased them in order to generate incremental yield for the portfolio. Overall, during the period, our AMT bonds outperformed the benchmark and positively contributed to the Fund’s performance.

Our outlook for the healthcare sector has brightened. In the past, we approached the sector warily, due in part to our concerns about the quality of management at certain healthcare organizations. However, our research has found improved management and efficiency at a number of companies. In response, we maintained a neutral to slightly overweight exposure to this sector, relative to the Fund’s peer group. While our outlook for the healthcare sector is positive over the longer term, the sector underperformed during the reporting period, which had a negative impact on performance.

Q.	Were there any states or regions that were an area of focus for the Fund?
A.	A large portion of outstanding municipal securities are issued by a fairly small number of states. As of September 30, 2007, 68% of the Fund’s holdings were in the securities of issuers in five states. These included California, New York, Florida, Texas and South Carolina. As always, we focused on states that are, in our view, enjoying improved fiscal health and offering attractively valued municipal bonds. We also increased our exposure to triple tax-exempt securities issued by Puerto Rico as its credit situation improved.

Q.	What is your outlook for the economy and the municipal fixed income market?
A.	Our outlook for the tax-exempt market is positive. While pockets of weakness in the US economy do exist, at this time, we do not believe that they are likely to lead to a recession. Indeed, the Fed has signaled a willingness to remain involved, making moves during the recent liquidity crisis to stimulate growth. We believe that the Fed’s October 31, 2007 rate cut is likely to benefit the municipal market.

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Insured Municipal Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp

President

Insured Municipal Income Fund Inc.

Head of the Americas

UBS Global Asset Management (Americas) Inc.

Kevin McIntyre

Portfolio Management Team

Insured Municipal Income Fund Inc.

Director

UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry III

Portfolio Management Team

Insured Municipal Income Fund Inc.

Managing Director

UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended September 30, 2007. The views and opinions in the letter were current as of November 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

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Insured Municipal Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 09/30/07

Net asset value returns	6 months	1 year	5 years	10 years
Insured Municipal Income Fund Inc.	-0.32%	1.58%	3.76%	5.05%
Lipper Insured Municipal Debt Funds (Leveraged) median	-0.16	1.74	4.50	5.62

Market price returns
Insured Municipal Income Fund Inc.	-0.65%	5.89%	4.19%	5.91%
Lipper Insured Municipal Debt Funds (Leveraged) median	-2.68	0.33	4.02	5.33

Index returns
Lehman Brothers Municipal Bond Index	1.15%	3.09%	4.02%	5.31%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends and do not reflect any fees or expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Share price, dividend and yields as of 09/30/07
Market price	$13.10
Net asset value (per share applicable to common shareholders)	$14.62
September 2007 dividend	$0.0475
Market yield(1)	4.35%
NAV yield(1)	3.90%

(1)

Market yield is calculated by multiplying the September dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the September dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

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Insured Municipal Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics	09/30/07		03/31/07		09/30/06
Net assets applicable to common shareholders (mm)	$301.5		$308.6		$309.6
Weighted average maturity	16.7	yrs	15.7	yrs	15.0	yrs
Weighted average modified duration	4.2	yrs	4.6	yrs	4.9	yrs
Weighted average coupon	5.1%		5.1%		5.1%
Leverage(1)	41.0%		39.3%		40.1%
Securities subject to Alternative Minimum Tax (AMT)(2)	18.1%		15.9%		14.8%
Maturing within five years(2)	2.6%		8.2%		13.6%
Maturing beyond five years(2)	97.4%		91.8%		86.4%
Insured securities(2)	80.7%		81.8%		81.3%
Non-insured securities(2)	19.3%		18.2%		18.7%

Portfolio composition(3)	09/30/07		03/31/07		09/30/06
Long-term municipal bonds	96.9%		94.6%		89.0%
Short-term municipal notes	0.8		5.8		10.6
Futures	0.0	(4)	0.1		(0.1)
Cash equivalents and other assets less liabilities	2.3		(0.5)		0.5
Total	100.0%		100.0%		100.0%

Credit quality(1)	09/30/07		03/31/07		09/30/06
AAA	80.1%		76.4%		71.0%
AA	5.6		5.4		8.7
A	2.4		3.2		2.2
BBB	7.3		6.7		4.9
A-1	0.9		1.1		9.8
Nonrated	3.7		7.2		3.4
Total	100.0%		100.0%		100.0%

(1)	As a percentage of total assets as of the dates indicated.

(2)

Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are designated by Standard & Poor’s Rating Group, an independent rating agency.

(3)	As a percentage of net assets applicable to common and preferred shareholders as of the dates indicated.

(4)	Represents less than 0.05% of net assets applicable to common and preferred shareholders as of the date indicated.

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Insured Municipal Income Fund Inc.

Portfolio statistics (unaudited) (concluded)

Top five states(1)	09/30/07		03/31/07		09/30/06
California	30.3%	California	31.7%	California	26.3%
New York	14.9	New York	10.6	New York	13.4
Florida	8.6	Florida	10.2	Florida	7.4
Texas	7.4	Texas	8.2	Texas	7.0
South Carolina	6.3	South Carolina	6.4	South Carolina	6.5
Total	67.5%		67.1%		60.6%

Top five sectors(1)	09/30/07		03/31/07		09/30/06
Water	26.0%	Water	25.6%	Water	20.8%
General obligations	20.1	General obligations	17.7	Power	14.5
Power	13.0	Power	11.3	Airport	12.1
Airport	11.1	Airport	11.1	Hospital	9.1
Hospital	6.5	Hospital	7.0	Transportation	7.3
Total	76.7%		72.7%		63.8%

(1)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

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Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007 (unaudited)

	Moody’s rating	S&P rating	Face amount	Value
Long-term municipal bonds—164.32%
California—50.71%
California State Department of Water Resources Revenue-Central Valley
Project-Series AC (MBIA Insured), 5.000%, due 12/01/27	Aaa	AAA	$3,000,000	$3,100,230
California State General Obligation (FGIC Insured),
7.000%, due 11/01/12	Aaa	AAA	30,000	30,093
California State General Obligation
Refunding-Series 2, 5.000%, due 09/01/27	A1	A+	7,000,000	7,213,220
Chino Valley Unified School District
-Series A (FSA Insured), 5.000%, due 08/01/26	Aaa	AAA	3,305,000	3,444,702
Contra Costa County Public Financing Lease Revenue Refunding-Medical
Center-Series B (MBIA Insured), 5.000%, due 06/01/17	Aaa	AAA	13,500,000	14,688,810
Long Beach Finance Authority Lease Revenue-Aquarium of the South Pacific (AMBAC Insured),
5.500%, due 11/01/15	Aaa	AAA	2,000,000	2,144,100
Los Angeles Community College District Refunding-Election 2001
Series A (FSA Insured), 5.000%, due 08/01/25	Aaa	AAA	5,000,000	5,220,450
5.000%, due 06/01/26	Aaa	AAA	9,000,000	9,390,780
Los Angeles County Sanitation Districts Financing Authority Revenue-Capital
Projects-Series A (FSA Insured), 5.000%, due 10/01/20	Aaa	AAA	8,475,000	8,956,126
Los Angeles Wastewater System Revenue Refunding-Subseries A (MBIA Insured),
5.000%, due 06/01/26	Aaa	AAA	11,625,000	12,113,599
Los Angeles Water & Power Revenue-Power System Series A, Subseries A-2
(MBIA-IBC Insured), 5.000%, due 07/01/30	Aaa	AAA	5,000,000	5,165,300
Los Angeles Water & Power Revenue-Power System Series B (FSA Insured),
5.000%, due 07/01/25	Aaa	AAA	6,000,000	6,229,380

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Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007 (unaudited)

	Moody’s rating	S&P rating	Face amount	Value
Long-term municipal bonds—(continued)
California—(concluded)
Manteca Financing Authority Water
Revenue-Series A (MBIA Insured), 4.750%, due 07/01/33	Aaa	AAA	$15,000,000	$15,096,600
Metropolitan Water District of Southern California Waterworks Revenue
Series A (FSA Insured), 5.000%, due 07/01/35	Aaa	AAA	10,000,000	10,343,600
Oxnard Financing Authority Wastewater Revenue-Redwood Trunk Sewer & Headworks-Series A (FGIC Insured),
5.250%, due 06/01/34	Aaa	AAA	7,160,000	7,509,122
Sacramento County Sanitation District Financing Authority Revenue Refunding (AMBAC Insured),
5.000%, due 12/01/27	Aaa	AAA	10,000,000	10,313,900
Sacramento Municipal Utility District Electric Revenue-Municipal Utility District Series R (MBIA Insured),
5.000%, due 08/15/19	Aaa	AAA	7,000,000	7,389,550
5.000%, due 08/15/33	Aaa	AAA	5,000,000	5,145,900
San Francisco City & County Airports Commission International Airport Revenue Refunding-Second Series 27B (FGIC Insured),
5.250%, due 05/01/15	Aaa	AAA	4,000,000	4,205,200
San Francisco City & County Public Utilities Commission Water Revenue
Series A (MBIA Insured), 5.000%, due 11/01/25	Aaa	AAA	3,000,000	3,116,160
San Jose Libraries, Parks & Public Safety Project (MBIA Insured),
5.000%, due 09/01/27	Aaa	AAA	7,910,000	8,184,081
Walnut Energy Center Authority Revenue
Series A (AMBAC Insured), 5.000%, due 01/01/34	Aaa	AAA	3,825,000	3,909,188
				152,910,091
District of Columbia—4.09%
District of Columbia Hospital Revenue Refunding-Medlantic Healthcare
Series A (Escrowed to Maturity) (MBIA Insured), 5.750%, due 08/15/14	Aaa	AAA	4,000,000	4,046,520

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Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007 (unaudited)

	Moody’s rating	S&P rating	Face amount	Value
Long-term municipal bonds—(continued)
District of Columbia—(concluded)
District of Columbia Water & Sewer Authority Public Utility Revenue-Subordinate Lien Revenue (FGIC Insured),
5.000%, due 10/01/33	Aaa	AAA	$6,000,000	$6,134,820
Metropolitan Washington, D.C. Airport Authority Airport System Revenue
Series A (MBIA Insured), 5.250%, due 10/01/16(1)	Aaa	AAA	2,000,000	2,147,460
				12,328,800
Florida—14.50%
Florida State Board of Education-Capital
Outlay-Series E (FGIC Insured), 5.000%, due 06/01/24	Aaa	AAA	8,000,000	8,312,400
Florida State Board of Education-Public
Education-Series A (FSA Insured), 5.000%, due 06/01/27	Aaa	AAA	10,220,000	10,570,137
Hillsborough County Port District Revenue-Tampa Port Authority Project
Series A (MBIA Insured),(1) 5.750%, due 06/01/16	Aaa	AAA	1,060,000	1,135,408
5.750%, due 06/01/17	Aaa	AAA	1,115,000	1,192,849
5.750%, due 06/01/18	Aaa	AAA	1,175,000	1,257,039
5.750%, due 06/01/19	Aaa	AAA	1,240,000	1,326,577
Miami-Dade County Aviation Revenue Refunding-Miami International Airport
Series B (XLCA Insured), 5.000%, due 10/01/18(1)	Aaa	AAA	10,000,000	10,427,300
Miami-Dade County Expressway Authority Toll System Revenue-Series B (FGIC Insured),
5.250%, due 07/01/26	Aaa	AAA	3,000,000	3,180,810
Miami-Dade County School Board-Certificates of Participation-Series A (FGIC Insured),
5.000%, due 05/01/21	Aaa	AAA	6,000,000	6,312,600
				43,715,120
Georgia—6.20%
Atlanta Airport Revenue Refunding
Series D (FGIC Insured), 5.250%, due 01/01/15(1)	Aaa	AAA	11,545,000	12,296,810

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Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007 (unaudited)

	Moody’s rating	S&P rating	Face amount	Value
Long-term municipal bonds—(continued)
Georgia—(concluded)
Columbus Building Authority Lease Revenue-Series A (FGIC Insured),
5.250%, due 01/01/16	Aaa	AAA	$1,015,000	$1,104,706
George L Smith II World Congress Center Authority Revenue Refunding-Domed Stadium Project (MBIA Insured),
5.750%, due 07/01/14(1)	Aaa	AAA	5,000,000	5,281,600
Georgia Municipal Electric Authority Power Revenue-Series Y (Escrowed to Maturity)
(MBIA-IBC Insured), 10.000%, due 01/01/10	Aaa	AAA	15,000	17,052
				18,700,168
Illinois—3.77%
Chicago General Obligation
Series A (FSA Insured), 5.000%, due 01/01/25	Aaa	AAA	1,500,000	1,550,325
5.000%, due 01/01/26	Aaa	AAA	2,000,000	2,064,900
Illinois Health Facilities Authority Revenue-Franciscan Sisters Health Care
Series C (Escrowed to Maturity) (MBIA Insured), 5.750%, due 09/01/18	Aaa	AAA	4,500,000	5,019,840
Metropolitan Pier & Exposition Authority Dedicated State Tax-Series A-2002
(Pre-refunded with US Government Securities to 06/15/19 @100) (FGIC Insured), 5.500%, due 12/15/23	Aaa	AAA	2,395,000	2,720,409
				11,355,474
Indiana—4.72%
Indiana Health & Educational Facilities Financing Authority Hospital Revenue Refunding-Clarian Health Obligation Group-Series B,
5.000%, due 02/15/30	A2	A+	5,000,000	4,973,050
Indianapolis Airport Authority Revenue Refunding-Special Facilities-Fed Ex Corp. Project,
5.100%, due 01/15/17(1)	Baa2	BBB	8,000,000	8,180,160

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Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007 (unaudited)

	Moody’s rating	S&P rating	Face amount	Value
Long-term municipal bonds—(continued)
Indiana—(concluded)
Indiana University Revenue-Student Fee
Series O (FGIC Insured), 5.250%, due 08/01/18	Aaa	AAA	$1,000,000	$1,068,250
				14,221,460
Maine—1.60%
Maine Health & Higher Educational Facilities Authority Revenue
Series A (Escrowed to Maturity) (FSA Insured), 5.500%, due 07/01/23	NR	AAA	4,785,000	4,825,433
Massachusetts—0.52%
Massachusetts State Port Authority Revenue-US Airways Project (MBIA Insured)
6.000%, due 09/01/21(1)	Aaa	AAA	1,500,000	1,558,140
Michigan—3.89%
Michigan State Hospital Finance Authority Revenue Refunding-Trinity Health Credit Group-Series D,
5.000%, due 08/15/25	Aa3	AA-	5,525,000	5,618,262
Michigan State Hospital Finance Authority Revenue-Trinity Health Credit Group
Series A, 5.000%, due 12/01/26	Aa2	AA-	6,000,000	6,114,600
				11,732,862
Minnesota—1.74%
Minneapolis & St. Paul Metropolitan Airport Commission Airport Revenue
Series B (FGIC Insured), 6.000%, due 01/01/19(1),(2)	Aaa	AAA	5,000,000	5,250,400
Nevada—2.66%
Clark County-Bond Bank-Unrefunded Balance (MBIA Insured),
5.000%, due 06/01/32	Aaa	AAA	7,820,000	8,009,948

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Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007 (unaudited)

	Moody’s rating	S&P rating	Face amount	Value
Long-term municipal bonds—(continued)
New Mexico—2.88%
University of New Mexico Revenue-Hospital Mortgage (FSA-FHA Insured),
5.000%, due 01/01/23	Aaa	AAA	$4,130,000	$4,285,453
5.000%, due 07/01/23	Aaa	AAA	4,230,000	4,389,217
				8,674,670
New York—25.05%
Erie County Industrial Development Agency School Facilities Revenue-City School District Buffalo Project-Series A (FSA Insured),
5.750%, due 05/01/19	Aaa	AAA	5,500,000	6,255,590
Hudson Yards Infrastructure Corp. Revenue
Series A (FGIC Insured), 5.000%, due 02/15/47	Aaa	AAA	5,000,000	5,143,050
Metropolitan Transportation Authority Dedicated Tax Fund
Series A (FSA Insured), 5.250%, due 11/15/24	Aaa	AAA	5,650,000	6,004,029
New York City General Obligation
Series A-1,
5.000%, due 08/01/18	Aa3	AA	11,000,000	11,794,530
New York City General Obligation
Subseries F-1,
5.000%, due 09/01/25	A1	AA-	4,615,000	4,764,111
New York City Industrial Development Agency Special Facilities Revenue-Terminal One Group Association Project,(1)
5.000%, due 01/01/10	A3	BBB+	2,780,000	2,851,390
5.500%, due 01/01/15	A3	BBB+	5,000,000	5,425,500
5.500%, due 01/01/16	A3	BBB+	6,685,000	7,275,954
5.500%, due 01/01/18	A3	BBB+	2,750,000	2,959,330
New York City Municipal Water Finance Authority Water & Sewer System Revenue
Series C (MBIA Insured), 5.000%, due 06/15/26	Aaa	AAA	7,000,000	7,299,670
5.000%, due 06/15/27	Aaa	AAA	10,080,000	10,498,119
Triborough Bridge & Tunnel Authority Revenue-Subordinate Bonds (AMBAC Insured),
5.125%, due 11/15/26	Aaa	AAA	5,000,000	5,264,000
				75,535,273

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Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007 (unaudited)

	Moody’s rating	S&P rating	Face amount	Value
Long-term municipal bonds—(continued)
Pennsylvania—6.74%
Allegheny County Sanitation Authority Sewer Revenue Refunding
Series A (MBIA Insured), 5.000%, due 12/01/23	Aaa	AAA	$15,390,000	$16,135,800
Philadelphia Authority For Industrial Development Airport Revenue-Philadelphia Airport System Project
Series A (FGIC Insured), 5.500%, due 07/01/18(1)	Aaa	AAA	4,000,000	4,194,480
				20,330,280
Puerto Rico—3.42%
University of Puerto Rico-University Revenue Refunding System-Series P,
5.000%, due 06/01/21	Baa2	BBB	10,000,000	10,297,300
South Carolina—10.58%
Medical University of South Carolina Hospital Authority-Hospital Facilities Revenue Refunding-Series A
(MBIA-FHA Insured), 5.250%, due 02/15/25	Aaa	AAA	2,500,000	2,624,850
South Carolina Public Service Authority Revenue-Santee Cooper-Series A
(MBIA Insured), 5.000%, due 01/01/25	Aaa	AAA	20,000,000	20,906,600
South Carolina Transportation Infrastructure Bank Revenue
Series A (AMBAC Insured), 5.000%, due 10/01/33	Aaa	NR	8,180,000	8,372,394
				31,903,844
Tennessee—0.70%
Memphis-Shelby County Airport Authority Airport Revenue-Series D
(AMBAC Insured) 6.000%, due 03/01/24(1)	Aaa	AAA	2,000,000	2,099,720

15

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007 (unaudited)

	Moody’s rating	S&P rating	Face amount	Value
Long-term municipal bonds—(concluded)
Texas—12.28%
Fort Bend Independent School District Refunding-Series A (PSF-GTD),
5.250%, due 08/15/26	NR	AAA	$5,170,000	$5,443,286
Houston Utility System Revenue Refunding-First Lien Series A (FGIC Insured),
5.250%, due 05/15/23	Aaa	AAA	13,500,000	14,330,115
Houston Utility System Revenue Refunding-First Lien Series A (MBIA Insured),
5.250%, due 05/15/25	Aaa	AAA	5,665,000	5,986,432
Jefferson County General Obligation Refunding (FGIC Insured),
5.250%, due 08/01/20	Aaa	AAA	2,000,000	2,120,680
Wylie Independent School District Refunding (PSF-GTD),
5.000%, due 08/15/30	Aaa	AAA	9,000,000	9,148,500
				37,029,013
Washington—7.87%
Chelan County Public Utility District No. 001 Consolidated Revenue Refunding-Chelan Hydropower
Series A (MBIA Insured), 6.050%, due 07/01/32(1)	Aaa	AAA	15,000,000	16,421,700
Cowlitz County School District No. 458 Kelso (FSA Insured),
5.750%, due 12/01/15	Aaa	NR	2,220,000	2,414,605
5.750%, due 12/01/18	Aaa	NR	1,000,000	1,084,530
King County Public Hospital District No. 2 Refunding-Evergreen Healthcare (MBIA Insured),
5.000%, due 12/01/18	Aaa	AAA	1,500,000	1,596,375
5.000%, due 12/01/19	Aaa	AAA	2,095,000	2,216,489
				23,733,699
Wisconsin—0.40%
Ladysmith-Hawkins School District Refunding (FGIC Insured),
5.500%, due 04/01/20	Aaa	NR	1,105,000	1,216,008
Total long-term municipal bonds (cost—$495,719,980)				495,427,703

16

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007 (unaudited)

	Moody’s rating	S&P rating	Face amount	Value
Short-term municipal notes(3)—1.43%
Georgia—0.30%
Monroe County Development Authority Pollution Control Revenue-Oglethorpe Power Corp. Project (MBIA Insured),
3.950%, due 10/01/07	NR	A-1+	$900,000	$900,000
Kentucky—0.10%
Kentucky Economic Development Finance Authority Hospital Facilities Revenue-Baptist Healthcare-Series C (MBIA Insured),
3.940%, due 10/01/07	VMIG-1	A-1	300,000	300,000
Michigan—0.17%
Michigan Hospital Finance Authority Revenue-Trinity Health Credit-Series H
(CIFG Insured), 3.940%, due 10/01/07	VMIG-1	A-1+	520,000	520,000
Missouri—0.40%
Missouri Development Financing Board Cultural Facilities Revenue-Nelson Gallery Funding-Series B (MBIA Insured),
3.950%, due 10/01/07	VMIG-1	A-1+	1,200,000	1,200,000
Oklahoma—0.36%
Oklahoma Capitol Improvement Authority State Facilities Revenue-Higher Education Projects-Series D-3 (CIFG Insured),
3.920%, due 10/01/07	VMIG-1	A-1+	1,100,000	1,100,000
Texas—0.10%
North Central Texas Health Facilities Development Corp. Revenue-Methodist Hospitals Dallas-Series B (MBIA Insured),
3.920%, due 10/01/07	Aaa	A-1+	300,000	300,000
Total short-term municipal notes (cost—$4,320,000)				4,320,000

17

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007 (unaudited)

	Face amount	Value
Repurchase agreement—1.89%
Repurchase agreement dated 09/28/07 with State Street Bank & Trust Co., 3.600%, due 10/01/07, collateralized by $5,040,752 US Treasury Bonds, 6.250% due 08/15/23 (value—$5,828,369); proceeds: $5,715,714 (cost—$5,714,000)	$5,714,000	$5,714,000
Total investments (cost—$505,753,980)—167.64%		505,461,703
Other assets in excess of liabilities—2.01%		6,046,468
Liquidation value of auction preferred shares—(69.65)%		(210,000,000)
Net assets applicable to common shareholders—100.00%		$301,508,171

(1)	Security subject to Alternative Minimum Tax.
(2)	Entire amount delivered to broker as collateral for futures transactions.
(3)	Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of September 30, 2007.

AMBAC American	Municipal Bond Assurance Corporation
CIFG	CDC IXIS Financial Guaranty
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Authority
FSA	Financial Security Assurance
GTD	Guaranteed
IBC	Insured Bond Certificate
MBIA	Municipal Bond Investors Assurance
NR	Not Rated
PSF	Permanent School Fund
XLCA	XL Capital Assurance

Futures contracts

Number of contracts	Sale contracts	Expiration dates	Proceeds	Current value	Unrealized appreciation/ (depreciation)
270	US Treasury Bond 20 Year Futures	December 2007	$30,119,010	$30,062,812	$56,198
160	US Treasury Note 10 Year Futures	December 2007	17,443,304	17,485,000	(41,696)
			$47,562,314	$47,547,812	$14,502

See accompanying notes to financial statements

18

Insured Municipal Income Fund Inc.

Statement of assets and liabilities—September 30, 2007

(unaudited)

Assets:
Investments in securities, at value (cost—$505,753,980)	$505,461,703
Cash	665
Receivable for interest	6,525,867
Receivable for variation margin	15,000
Other assets	13,159
Total assets	512,016,394

Liabilities:
Payable to investment advisor and administrator	203,446
Dividends payable to auction preferred shareholders	126,193
Accrued expenses and other liabilities	178,584
Total liabilities	508,223
Auction preferred shares series A, B, C, D, E & F–4,200 non-participating shares authorized, issued and outstanding; $0.001 par value per auction preferred share; $50,000 liquidation value per auction preferred share	210,000,000
Net assets applicable to common shareholders	$301,508,171

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized; 20,628,363 shares issued and outstanding	$301,976,191
Accumulated undistributed net investment income	97,869
Accumulated net realized loss from investments and futures	(288,114)
Net unrealized depreciation of investments and futures	(277,775)
Net assets applicable to common shareholders	$301,508,171
Net asset value per common share ($301,508,171 applicable to 20,628,363 common shares outstanding)	$14.62

See accompanying notes to financial statements

19

Insured Municipal Income Fund Inc.

Statement of operations

For the six months ended September 30, 2007 (unaudited)
Investment income:
Interest	$11,728,117

Expenses:
Investment advisory and administration fees	2,302,454
Auction preferred shares expenses	301,184
Custody and accounting fees	75,414
Professional fees	45,487
Reports and notices to shareholders	37,087
Stock exchange listing fees	14,332
Insurance fees	10,454
Directors’ fees	9,099
Transfer agency fees	7,457
Other expenses	7,481
2,810,449
Less: Fee waivers by investment advisor and administrator	(1,050,581)
Net expenses	1,759,868
Net investment income	9,968,249

Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	593,943
Futures	(331,047)
Net change in unrealized depreciation of:
Investments	(6,981,089)
Futures	(281,636)
Net realized and unrealized loss from investment activities	(6,999,829)
Dividends paid to auction preferred shareholders from net investment income	(4,029,596)
Net decrease in net assets applicable to common shareholders resulting from operations	$(1,061,176)

See accompanying notes to financial statements

20

Insured Municipal Income Fund Inc.

Statement of changes in net assets applicable to common

shareholders

	For the six months ended September 30, 2007 (unaudited)	For the year ended March 31, 2007
From operations:
Net investment income	$9,968,249	$19,370,827
Net realized gains from investments, futures and swaps	262,896	324,439
Net change in unrealized appreciation/depreciation of investments, futures and swaps	(7,262,725)	6,389,554

Dividends and distributions paid to auction preferred shareholders from:
Net investment income	(4,029,596)	(7,077,445)
Net realized gains from investment activities	—	(361,884)
Total dividends and distributions paid to auction preferred shareholders	(4,029,596)	(7,439,329)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(1,061,176)	18,645,491

Dividends and distributions paid to common shareholders from:
Net investment income	(5,982,226)	(12,707,071)
Net realized gains from investment activities	—	(701,365)
Total dividends and distributions paid to common shareholders	(5,982,226)	(13,408,436)
Net increase (decrease) in net assets applicable to common shareholders	(7,043,402)	5,237,055

Net assets applicable to common shareholders:
Beginning of period	308,551,573	303,314,518
End of period	$301,508,171	$308,551,573
Accumulated undistributed net investment income	$97,869	$141,442

See accompanying notes to financial statements

21

Insured Municipal Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six months ended September 30, 2007
	(unaudited)
Net asset value, beginning of period	$14.96
Net investment income	0.48	(1)
Net realized and unrealized gains (losses) from investment activities	(0.33)
Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income	(0.20)
Net realized gains from investment activities	—
Total dividends and distributions paid to auction preferred shareholders	(0.20)
Net increase (decrease) from operations	(0.05)
Dividends and distributions paid to common shareholders from:
Net investment income	(0.29)
Net realized gains from investment activities	—
Total dividends and distributions paid to common shareholders	(0.29)
Auction preferred shares offering expenses	—
Net asset value, end of period	$14.62
Market value, end of period	$13.10
Total market price return(3)	(0.65)%
Total net asset value return(4)	(0.32)%
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by advisor and administrator	1.17	%(5)
Total expenses, before fee waivers by advisor and administrator	1.86	%(5)
Net investment income before auction preferred shares dividends	6.61	%(5)
Auction preferred shares dividends from net investment income	2.67	%(5)
Net investment income available to common shareholders	3.94	%(5)
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$301,508
Portfolio turnover	8%
Asset coverage per share of auction preferred shares, end of period	$121,788

(1)	Calculated using the average month-end common shares outstanding for the period.
(2)	Amount represents less than $0.005 per common share.
(3)

Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

See accompanying notes to financial statements

22

For the years ended March 31,
2007	2006	2005	2004	2003
$14.70	$14.93	$15.39	$15.76	$15.15
0.94 (1)	0.90	0.83	0.84	0.97
0.33	0.02	(0.31)	0.00 (2)	0.58

(0.34)	(0.22)	(0.14)	(0.07)	(0.10)
(0.02)	(0.07)	(0.01)	(0.02)	—
(0.36)	(0.29)	(0.15)	(0.09)	(0.10)
0.91	0.63	0.37	0.75	1.45

(0.62)	(0.65)	(0.76)	(0.84)	(0.84)
(0.03)	(0.21)	(0.07)	(0.24)	—
(0.65)	(0.86)	(0.83)	(1.08)	(0.84)
—	—	—	(0.04)	—
$14.96	$14.70	$14.93	$15.39	$15.76
$13.48	$13.02	$12.71	$14.48	$13.98
8.83%	9.51%	(6.55)%	11.75%	10.61%
6.31%	4.29%	2.48%	4.68%	9.75%

1.25%	1.39%	1.51%	1.35%	1.41%
1.88%	1.90%	1.96%	1.62%	1.60%
6.32%	5.95%	5.52%	5.42%	6.23%
2.31%	1.48%	0.90%	0.44%	0.61%
4.01%	4.47%	4.62%	4.98%	5.62%

$308,552	$303,315	$308,033	$317,568	$325,060
39%	57%	50%	37%	24%
$123,465	$122,218	$123,341	$125,612	$158,353

(4)

Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

(5)	Annualized.

23

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies

Insured Municipal Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal

24

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value. Securities traded in the over-the-counter (“OTC”) market are valued at the last bid price available on the valuation date prior to valuation.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures contracts—Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts.

25

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent.

Interest rate swap agreements—The Fund may enter into interest rate swap agreements for hedging purposes. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations.

26

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps. At September 30, 2007, the Fund was not invested in any interest rate swap agreements.

Dividends and distributions—The Fund intends to pay monthly dividends to common shareholders at a rate level that over time will result in the distribution of all of the Fund’s net investment income remaining after the payment of dividends on any outstanding auction preferred shares. The dividend rate on the common stock is adjusted as necessary to reflect the earnings rate of the Fund. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to auction preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

Investment advisor and administrator

The Board has approved an Investment Advisory and Administration Contract (“Advisory Contract”) with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), under which UBS Global AM serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund is obligated to pay UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.90% of the Fund’s average weekly net assets attributable to holders of common and auction preferred shares. UBS Global AM has agreed to waive a portion of the advisory and administration fee, so that the Fund’s effective

27

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

fee is 0.83% of average weekly net assets attributable only to holders of common shares. This waiver will continue indefinitely unless the Board agrees to any change. At September 30, 2007, the Fund owed UBS Global AM $203,446 for investment advisory and administration fees, which is composed of $375,522 of investment advisory and administration fees less fees waived of $172,076. For the six months ended September 30, 2007, UBS Global AM waived $1,050,581 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended September 30, 2007, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $11,590,920. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions. In addition, Morgan Stanley may participate as a broker-dealer in auctions for the Fund’s auction preferred shares and receive compensation therefore. Amounts received by Morgan Stanley, if any, will vary depending upon that firm’s participation in an auction, and such amounts are calculated and paid by the auction agent from money provided by the Fund.

Auction preferred shares

The Fund has issued 800 shares of auction preferred shares Series A, 800 shares of auction preferred shares Series B, 800 shares of auction preferred shares Series C, 600 shares of auction preferred shares Series D, 600 shares of auction preferred shares Series E and 600 shares of auction preferred shares Series F, which are referred to herein collectively as the “APS.” All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

28

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Dividends, and/or capital gain distributions, which are cumulative, are generally reset every 7 days for each Series of APS. Dividend rates as of September 30, 2007 for each Series of APS were as follows:

Series A	4.250%
Series B	4.250%
Series C	4.250%
Series D	4.250%
Series E	3.750%
Series F	3.800%

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the APS will vote separately as a class on certain matters, as required by law. The holders of the APS have the right to elect two directors of the Fund.

The redemption of the Fund’s APS is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund.

Purchases and sales of securities

For the six months ended September 30, 2007, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $51,065,387 and $39,121,369, respectively.

Federal tax status

The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

29

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

The tax character of distributions paid during the fiscal year ended March 31, 2007 was as follows:

Distributions paid from:	2007
Tax-exempt income	$19,708,281
Ordinary income	77,910
Net long-term capital gains	1,061,574
Total distributions paid	$20,847,765

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending March 31, 2008.

For federal income tax purposes, which was substantially the same for book purposes, the tax cost of investments and the components of net unrealized depreciation of investments at September 30, 2007 were as follows:

Tax cost of investments	$505,753,980
Gross unrealized appreciation	3,417,581
Gross unrealized depreciation	(3,709,858)
Net unrealized depreciation	$(292,277)

30

Insured Municipal Income Fund Inc.

General information (unaudited)

The Fund

Insured Municipal Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund’s NYSE trading symbol is “PIF.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Shareholder meeting information

An annual meeting of shareholders of the Fund was held on July 19, 2007. At the meeting, Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins were elected to serve as directors until the next annual meeting of shareholders, or until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below.

31

Insured Municipal Income Fund Inc.

General information (unaudited)

Common stock and Auction Preferred Shares (“APS”) voting together as a single class:

To vote for or withhold authority in the election of:	Shares voted for	Shares withhold authority
Richard Q. Armstrong	19,097,458.661	819,535.652
Alan S. Bernikow	19,107,254.661	809,739.652
Bernard H. Garil	19,112,072.661	804,921.652
Heather R. Higgins	19,114,247.661	802,746.652

Separate APS vote:

To vote for or withhold authority in the election of:
Richard R. Burt	2,419	0
Meyer Feldberg	2,419	0

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Dividend reinvestment plan

The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all common shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash. Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s

32

Insured Municipal Income Fund Inc.

General information (unaudited)

name and address as they appear on the share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

33

Insured Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Background—At a meeting of the board of Insured Municipal Income Fund Inc. (the “Fund”) on July 18, 2007, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Agreement of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administrative arrangements for the Fund. In addition, one of the Independent Directors and legal counsel to the Independent Directors met several times with management and representatives of PricewaterhouseCoopers LLP (“PwC”) to discuss management’s proposed profitability methodology and made suggestions for changes to the methodology. As a result of management’s focus on the profitability methodology and this series of meetings, the Independent Directors received extensive information on UBS Global AM’s profitability, a report from management on the methodology used and a report from PwC on industry practices with respect to profitability methodology. The board received materials detailing the administrative services provided to the Fund by UBS Global AM, which include providing accounting and financial analysis, ensuring that all financial and tax regulatory reporting requirements were met, certifying required Securities and Exchange Commission documentation and monitoring the performance of the Fund’s service providers.

The Independent Directors also met for several hours the evening before the board meeting to discuss matters related to the Fund and other funds subject to their oversight and met again after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

34

Insured Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Nature, extent and quality of the services under the Investment Advisory and Administration Agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement during the past year. The board considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates. The board also considered the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel at UBS Global AM and had received information regarding the person primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly, some at every board meeting, and that at each regular meeting the board receives a report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had over $700 billion of assets under management worldwide as of June 2007.

The board reviewed how transactions in Fund assets are effected, including the standards applied in seeking best execution. In addition,

35

Insured Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

UBS Global AM also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver arrangement in place for the Fund and considered the actual fee rate (after taking any waivers into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of the Fund’s advisory fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts and the differences in the levels of services required by mutual funds and such accounts. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

In addition to the Contractual and Actual Management Fees, the board also reviewed and considered the total expenses for the Fund. The comparative Lipper information showed that the Fund’s Contractual Management Fee and Actual Management Fee were in the fifth quintile, while its total expenses were in the fourth quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest

36

Insured Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

level of fees or expenses, as applicable). Management noted that effective August 1, 2006 it had agreed to waive a portion of its management fee, which reduced the Fund’s Actual Management Fee to an effective rate of 0.83% of net assets applicable only to common shares from 0.90%, which was not fully reflected in the Lipper data. Management explained that had this reduction been fully reflected in the Lipper data, all else being equal, the Fund’s total expenses would be equal to, or below, the median of the Fund’s Expense Group.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2007 and (b) annualized performance information for each year in the ten-year period ended April 30, 2007. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to its benchmark index. The comparative Lipper information showed that the Fund’s performance was in the second quintile for the one-year period, the fourth quintile for the three- and ten-year periods and in the fifth quintile for the five-year period and since inception period (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). In its review, the board noted the Fund’s performance as compared to the average return for the Fund’s Performance Universe and benchmark index, taking the volatility in returns for the Performance Universe and the index into account. In addition, management reminded the board that in the past the Fund had been managed with a more conservative view when compared to its Performance Universe. Management noted that as a result of certain initiatives to improve the Fund’s total return that had been approved by the Board, the Fund’s one-year period performance had improved relative to its Performance Universe. Management noted that the improvement could be attributable to a number of factors including, but

37

Insured Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

not limited to: (i) above Performance Universe average leverage; (ii) an increased allocation to Alternative Minimum Tax (“AMT”) issues as AMT issues generally outperformed tax-free bonds; (iii) lengthening the Fund’s weighted average maturity; and (iv) an overweight focus on callable bonds. Based on its review, and management’s explanation and the changes in the past year to the investment strategies of the Fund, the board concluded that the Fund’s investment performance was acceptable.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to UBS Global AM’s allocation methodologies used in preparing this profitability data, as noted above. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. Further, the board noted that advisory agreements of closed-end funds usually do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM would not benefit from economies of scale. The board members considered whether economies of scale could be realized because UBS Global AM advises other similar funds, and, based on their experience, the board accepted UBS Global AM’s explanation that significant economies of scale would not be realized because the nature of the market in which the Fund invests did not provide significant savings.

38

Insured Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

39

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40

Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins

Principal Officers

Kai R. Sotorp President Mark F. Kemper Vice President and Secretary Thomas Disbrow Vice President and Treasurer	EIbridge T. Gerry III Vice President Kevin McIntyre Vice President

Investment Advisor and Administrator

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock, in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©2007 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Insured Municipal Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp President

Date:	November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp President

Date:	November 29, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow Vice President and Treasurer

Date:	November 29, 2007